Sale of Freeline Therapeutics GmbH	3 Months Ended
Mar. 31, 2023
Discontinued Operations and Disposal Groups [Abstract]
Sale of Freeline Therapeutics GmbH
3.
Sale of Freeline Therapeutics GmbH

On February 8, 2023, the Company sold its German subsidiary, Freeline Therapeutics GmbH, and certain intellectual property rights to Ascend Gene & Cell Therapies pursuant to a definitive agreement entered into in November 2022 for an aggregate cash purchase price of $25.0 million, subject to purchase price adjustments and a license back for certain intellectual property rights assigned to Ascend. The Subsidiary Sale did not meet the criteria for reporting discontinued operations as there was not a strategic shift that has had, or will have, a major effect on the Company's operations. The Company recognized a gain on the Subsidiary Sale of $20.3 million in its unaudited condensed consolidated statement of operations. Upon the closing of the Subsidiary Sale, the cumulative foreign currency translation losses totaling $0.2 million were released to earnings and included in the gain on the Subsidiary Sale.

In connection with the Subsidiary Sale, the Company and Ascend also entered into a transition services agreement (the "Transition Services Agreement"), pursuant to which Ascend will provide certain services in the area of development and manufacturing to the Company. The Company agreed to utilize, and Ascend agreed to make exclusively available to the Company, no fewer than 15 full-time employee equivalents ("FTEs" (as defined in the Transition Services Agreement)), per annum for a guarantee period of 18 months following the Transition Services Agreement’s effective date. The Company also agreed to pay Ascend a guaranteed minimum of approximately $7.9 million in respect of FTE costs during such period, $2.6 million of which was paid in the three months ended March 31, 2023 and recorded as prepaid expenses. The Company will make minimum guaranteed payments of $4.8 million and $3.1 million for the years ending December 31, 2023 and 2024, respectively. The Transition Services Agreement will terminate three years after its effective date, unless earlier terminated by Freeline with 90 days' written notice, effective from the end of the 18-month guarantee period at the earliest, in accordance with its terms..

Concurrently with the closing of the Subsidiary Sale, the Company and Ascend entered into an intellectual property deed of assignment and license (the "IP Agreement"), pursuant to which the Company assigned certain intellectual property rights pertaining to the business of Freeline Therapeutics GmbH to Ascend, including certain patents and know-how related to chemistry, manufacturing and controls capabilities and technologies. Ascend granted a non-exclusive, royalty-free, perpetual, irrevocable, worldwide license back to the Company of the assigned rights necessary to develop or commercialize its current product candidates. There was no value assigned or recorded for the license back to the Company as the license is considered in-process research and development and had no alternative future use.

The table below sets forth the book value of the Freeline Therapeutics GmbH assets and liabilities sold along with the calculation of the gain on sale based on the cash consideration received.

(in thousands)
Book value of assets sold
Cash and cash equivalents	$1,015
Prepaid expenses and other current assets	414
Property and equipment, net	5,470
Operating lease right of use assets	8,455
Other non-current assets	3
Amounts attributable to assets sold	15,357
Book value of liabilities sold
Accounts payable	230
Accrued expenses and other current liabilities	1,430
Operating lease liabilities, current	869
Operating lease liabilities, non-current	8,044
Amounts attributable to liabilities sold	10,573
Total identifiable net assets sold	4,784
Accumulated other comprehensive loss	(155)
Consideration, inclusive of cash transferred	25,218
Gain on sale of Freeline Therapeutics GmbH	$20,279